As filed with the Securities and Exchange Commission on March 27, 2017

Securities Act File No. 333-213921

Investment Company Act File No. 811-23195

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 4

☐	Post-Effective Amendment No.
and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 4

Nuveen Credit Opportunities 2022 Target Term Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Gifford R. Zimmerman

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

David P. Glatz	Eric F. Fess	Paul D. Tropp
Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive Suite 1601 Chicago, Illinois 60606	Chapman and Cutler LLP 111 W. Monroe Chicago, Illinois 60603	Freshfields Bruckhaus Deringer US LLP 601 Lexington Avenue 31st Floor New York, New York 10022

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	30,000,000	$10.00	$300,000,000	$34,770

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	$1.01 of which was previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated March 27, 2017

PROSPECTUS

                   Shares

Nuveen Credit Opportunities 2022 Target Term Fund

Common Shares

$10.00 per Share

The Fund.    Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objectives are to provide a high level of current income and to return $9.85 per share (the original net asset value (“NAV”) per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about June 1, 2022 (the “Termination Date”). The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance and the declining average maturity of its portfolio, and its objective of returning the Original NAV (as defined below) on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. The objective to return the Fund’s original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

Fund Strategies.    The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined on page 5) in corporate debt securities (including bonds and senior loans), and separately at least 80% of its Managed Assets in securities that, at the time of investment, are rated below investment grade (BB+/Ba1 or lower) or are unrated but deemed equivalent by the subadviser.

(continued on following page)

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund’s Common Shares have been approved for listing on the NYSE and will trade under the ticker symbol “JCO.”

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. The Fund’s anticipated exposure to below investment grade securities (or junk bonds) involves special risks, including an increased risk with respect to the issuer’s capacity to pay interest, dividends and repay principal. You could lose some or all of your investment. See “Risks” beginning on page 39 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 11 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$10.00	$
Sales load(2)	$0.15	$
Original NAV, before offering costs	$9.85	$
Estimated offering costs	$0.02	$
Proceeds, after expenses, to the Fund(3)	$9.83	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                     , 2017.

Morgan Stanley	UBS Investment Bank	Wells Fargo Securities	Nuveen Securities

RBC Capital Markets	Stifel	BB&T Capital Markets
Henley & Company LLC	D.A. Davidson & Co.	Hennion & Walsh, Inc.
Janney Montgomery Scott	HilltopSecurities	J.J.B. Hilliard, W.L. Lyons, LLC
National Securities Corporation	Ladenburg Thalmann	Maxim Group LLC
Wedbush Securities Inc.	Newbridge Securities Corporation	Pershing LLC
Wunderlich

The date of this prospectus is                     , 2017.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, Original NAV, before offering costs, estimated offering costs and proceeds, after expenses, to the Fund will be approximately $ , $ , $ , $ and $ , respectively. See “Underwriters.”

(2)	Nuveen Fund Advisors, LLC, the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, (a) additional compensation of $0.025 per share to the underwriters in connection with this offering and separately (b) an upfront structuring and syndication fee to Morgan Stanley & Co. LLC, an upfront structuring fee to each of UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, D.A. Davidson & CO., Maxim Group LLC and Wedbush Securities Inc., and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriters—Additional Compensation to be Paid by Nuveen Fund Advisors.”

(3)	Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $ , which represents approximately $0.02 per share. Nuveen Fund Advisors, LLC has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.02 per common share. See “Use of Proceeds.”

Fund Strategies.

(continued from previous page)

Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. The Fund’s subadviser integrates top-down industry and macroeconomic analysis with a fundamental, bottom-up investment process that assesses sector dynamics, company business models and asset quality, and is based on an analysis of the relative value of the various types of debt within a company’s capital structure. In seeking to return the target amount of $9.85 per share to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining all or a portion of its gains and limiting the longest maturity of any holding to no later than December 1, 2022. The average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to shareholders. The Fund anticipates using leverage to pursue its investment objectives. The Fund may use leverage through borrowings or by issuing preferred shares or other senior securities to the extent permitted by the Investment Company Act of 1940. The use of leverage creates special risks for common shareholders. See “Leverage Risk” on page 40 of this Prospectus.

Five-Year Term and Final Distribution.    On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and to return the Fund’s then-current NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s NAV at that time. The Fund has the objective of returning the Original NAV at termination. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the actual distribution at termination may be less, and potentially significantly less, than the Original NAV, or their original investment. Although the Fund has an investment objective of returning $9.85 per share (the original NAV per common share before deducting offering costs of $0.02 per share) (“Original NAV”) to holders of common shares on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund’s ability to return Original NAV to common shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques.

Fund Distributions.    In seeking to achieve its investment objectives, the Fund each month intends to retain a limited portion of its net investment income. The Fund will declare and pay monthly income distributions to common shareholders out of its remaining net investment income. The Fund also intends to distribute, at least annually, any realized net capital gains from investment activity. However, the Fund may elect instead to retain all or a portion of such realized net capital gains and to pay taxes on the retained amount of these gains and on the retained portion of its net investment income. Retention of net capital gains and net investment income will reduce the amounts available for distribution to common shareholders prior to liquidation of the Fund. Income and realized net capital gains after taxes, if any, retained by the Fund will be reflected in its net asset value per share and would comprise a portion of its liquidating distribution to common shareholders on or about the Termination Date.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                   , 2017, as amended or supplemented through the effective date of this prospectus, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 73 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

(notes from previous page)

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering	The Fund is offering common shares of beneficial interest at $10.00 per share through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Nuveen Securities, LLC.

The common shares of beneficial interest of the Fund are called “Common Shares” in this prospectus. In this prospectus, we refer to holders of Common Shares as “Common Shareholders.” You must purchase at least 100 Common Shares ($1,000) in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.02 per Common Share.

Who May Want to Invest	You should consider your financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed for investment and not as a trading vehicle. The Fund may be appropriate for investors who are seeking a high income strategy with significant credit risks with the following features or potential benefits:

•	high current income;

•	a five-year term;

•	the return of $9.85 per Common Share upon termination;

•	a diversified high yield bond and senior loan portfolio;

•	a short duration strategy that is less sensitive to interest rate risk than longer duration funds; and

•	access to the corporate credit expertise of Symphony Asset Management LLC (“Symphony”).

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objectives	The Fund’s investment objectives are to provide a high level of current income and to return $9.85 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs

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of $0.02 per share) (“Original NAV”) to Common Shareholders on or about June 1, 2022 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed by Nuveen, LLC (“Nuveen”) or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance and the declining average maturity of its portfolio strategy, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. See “The Fund’s Investments” and “Risks.”

Fund Strategies	The Fund seeks to achieve its investment objectives by investing in below investment grade corporate debt and other instruments as described below. To construct and manage the portfolio, the Fund’s subadviser integrates top-down industry and macroeconomic analysis with a fundamental, bottom-up investment process that assesses sector dynamics, company business models and asset quality, and is based on an analysis of the relative value of the various types of debt within a company’s capital structure. In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining all or a portion of its gains and limiting the longest maturity of any holding to no later than December 1, 2022. As a result, the average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to Common Shareholders. Through its overall strategy, the Fund seeks to capitalize on the credit spread opportunity (measured by the difference between the yield of below investment grade debt and high grade debt securities having similar maturities) prevailing in the market and to further align the portfolio value during the wind-up period (the three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents	The Fund generally invests in a portfolio of below investment grade corporate debt securities commonly referred to as “high yield” securities or “junk bonds” (as described in “Investment Policies” below). “Corporate debt securities” are defined as bonds, senior loans, and notes issued by corporations or other business entities. The Fund may also invest in other types of securities including convertible securities and other types of debt instruments described in this prospectus and the SAI and derivatives that provide comparable economic exposure to the corporate debt market.

2

Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends, and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividend or principal payments on the securities. High yield security issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The Fund may invest up to 30% of its Managed Assets (as defined below) in securities of foreign corporations and governments, including up to 20% of its Managed Assets in securities of emerging markets issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. A country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market based on the determination of international organizations, such as the International Monetary Fund (“IMF”), or unaffiliated, recognized financial data providers.

See “Portfolio Composition and Other Information” for additional information on the types of securities in which the Fund may invest.

The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and credit default swaps), options on swaps and other derivative instruments. Symphony may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset. See “Portfolio Composition and Other Information—Derivatives.”

Investment Policies	Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in corporate debt securities (as described above in “Portfolio Contents”);

•	The Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated below

3

investment grade or are unrated but judged by the Fund’s subadviser to be of comparable quality;

•

The Fund will invest no more than 15% of its Managed Assets in securities that, at the time of investment, either are rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s subadviser to be of comparable quality;

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a credit that the Fund already owns;

•	The Fund will invest no more than 30% of its Managed Assets in securities of non-U.S. issuers, including no more than 20% of its Managed Assets in securities of emerging markets issuers;

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities;

•

The Fund will not invest in securities with an effective maturity date extending beyond December 1, 2022. “Effective maturity” takes into consideration corporate debt securities and other types of debt instruments with mandatory call dates, or other features obligating the issuer or another party to repurchase or redeem the security at dates that are earlier than the securities’ respective stated maturity dates; and

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies.

The foregoing policies apply only at the time of any new investment.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this prospectus, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”) if all three nationally recognized statistical rating organizations (“NRSROs”) rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, the rating determined to be of comparable quality by Symphony is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

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“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage.

See “The Fund’s Investments—Investment Objectives” and “— Investment Policies.”

During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Five-Year Term	The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Fund seeks to return the Original NAV to Common Shareholders on or about the Termination Date by utilizing a range of portfolio and cash flow management techniques, which includes limiting the effective maturity of its portfolio such that the longest maturity of any security does not extend beyond December 1, 2022, with the portfolio’s average maturity declining over time as the Termination Date approaches. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the

5

Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which would reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive more or less than their original investment. It is likely that some portion of the income earned by the Fund and customarily paid as an income distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that initial cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending in part on the ultimate results of those post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV or their original investment. See “Risks—Fund Level Risks—Five-Year Term Risk.”

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Interest rates, including yields on below investment grade fixed-income securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio’s average effective maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, shareholders can expect that the average portfolio yield will also fall overtime, especially as the Fund approaches that Termination Date. Consequently, the Fund’s dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lower-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV on or about the Termination Date.

Leverage	The Fund anticipates using leverage to seek to achieve its investment objectives. The use of leverage involves increased risk, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. See “Risks—Fund Level Risks—Leverage Risk.”

The Fund may utilize the following forms of leverage: (a) borrowings from a financial institution (“Borrowings”) and (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives.

The Fund may use leverage through Borrowings or by issuing Preferred Shares or other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). If current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Although the interest on Borrowings may be at a fixed or floating rate, the Fund anticipates that it generally will be based on short-term adjustable rates. So long as the rate of income received from the Fund’s portfolio investments purchased with Borrowings, net of applicable Fund expenses, exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more net income than will be needed to make interest

7

payments. If so, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income flow received from the Fund’s portfolio investments purchased with Borrowings, net of applicable Fund expenses, is less than the then current interest rate on any Borrowings, the Fund may be required to utilize other Fund assets to make interest payments on Borrowings and this may result in reduced net investment income available for distribution to Common Shareholders.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to five years, to fix the rate paid on Borrowings, after any swap payments and other expenses (commonly referred to as the “all-in” rate) on all or a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs, and thereby enhance distributions over an extended period. This technique would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This technique, however, will add to leverage costs initially (because the swap costs are likely to be higher than benchmark adjustable short-term rates in the initial period) and would increase overall leverage costs (and thereby reduce distributions to Common Shareholders) over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed rate paid on leverage for that time period.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its Borrowings, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Symphony’s fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

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The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. See “Leverage” and “Risks—Fund Level Risks—Leverage Risk.” There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution within approximately 30 days following the completion of this offering, and to pay that distribution on or about June 1, 2017, depending on market conditions.

For the purpose of pursuing its investment objective of returning Original NAV, the Fund intends to retain a limited portion of its net investment income beginning with its initial distribution and continuing until the final liquidating distribution. The Fund also may retain all or a portion of its gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s below investment grade portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the five-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund’s NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

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The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The retention of a portion of its net investment income would result in the Fund paying U.S. federal excise tax and possibly U.S. federal corporate income tax at a much higher corporate income tax rate. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Fund would need to pay corporate income tax. See “Tax Matters” in this prospectus. The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustee’s that such change is in the best interests of the Fund and its Common Shareholders.

Automatic Reinvestment	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Investment Adviser and Subadviser	Investment Adviser. Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Subadviser. Symphony, a registered investment adviser, is the Fund’s subadviser responsible for investing the Fund’s Managed Assets. Symphony is an affiliate of Nuveen Fund Advisors.

Management Fees. The Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly in arrears, in a maximum

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amount equal to 0.7000% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of two components—a “fund-level fee,” based only on the amount of assets within the Fund, and a “complex-level fee,” based upon the aggregate amount of all eligible assets of all Nuveen Funds (as described in “Management of the Fund—Investment Management and Subadvisory Agreements—Complex-Level Fee”). The fund-level fee is a maximum of 0.5000% of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $500 million. The complex-level fee begins at a maximum of 0.2000% of average daily Managed Assets, based upon complex-wide eligible assets of $55 billion, with lower fees for eligible assets above that level. For more information, see “Management of the Fund—Investment Management and Subadvisory Agreements.” Based on eligible assets as of December 31, 2016, the complex-level fee would be 0.1625% of Managed Assets, and the total fee to Nuveen Fund Advisors would be 0.6625% of Managed Assets.

Pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and Symphony, Nuveen Fund Advisors will pay Symphony a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets. Symphony will be responsible for investing the Fund’s Managed Assets. The amount of fees paid to Nuveen Fund Advisors and Symphony will be higher if the Fund utilizes leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and Symphony to seek to use or increase leverage.

For more information on fees and expenses, including fees attributable to Common Shares, see “Summary of Fund Expenses” and “Management of the Fund.”

Listing	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”). See “Description of Shares and Debt—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JCO.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

Fund Level Risks

No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

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Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. The value of your investment in the Fund will be reduced immediately following the completion of the offering by the sales load and amount of offering costs paid by the Fund. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Five-Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price (see “Issuer Level Risks—Defaulted and Distressed Securities Risk”), and various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower

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distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than Original NAV, or their original investment.

Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “Security Level Risks—Debt Securities Risk” and “Issuer Level Risks—Below Investment Grade Risk” below.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the Common Shares. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors and Symphony for investment advisory services will be higher if the Fund uses leverage because the

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fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors to leverage the Fund or increase the Fund’s leverage. See “Leverage.”

Issuer Level Risks

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

If a below investment grade security goes into default, or enters bankruptcy, it may be difficult to sell that security in a timely manner at any reasonable price.

Defaulted and Distressed Securities Risk. The Fund may not invest in any securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings (such securities are commonly referred to as “defaulted securities”). However, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest to a limited extent in securities either rated CCC+/Caa1 or lower, or unrated but judged by the Fund’s subadviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S.

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countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than

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expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. As the Fund initially will invest in intermediate-term securities, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term securities. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a portfolio has a duration of three years and interest rates increase by 1%, then the portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price, NAV and/or overall returns. As the average maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk. The Fund may invest in securities that are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Senior Loan Risk. Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with

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specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of the bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Derivatives Risk, including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested.

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The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, Nuveen Fund Advisors and Symphony correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Symphony incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objectives. The use of derivatives to enhance returns may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps with terms that range from one to five years, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Symphony of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the Securities and Exchange Commission’s (“SEC”) recent proposed rules on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments.

Other Risks

Recent Market Circumstances.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and

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credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as “Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis, which began in Greece and spread to varying degrees throughout various other European countries. These debt crises and the efforts of governments around the world to address these debt crises have resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom may, pursuant to the Treaty of Lisbon (the “Treaty”), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting

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in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk. At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The proposed rules have not yet been adopted and therefore the full extent of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, as amended (the “Declaration”), and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Symphony each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Symphony may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and separate accounts. Nuveen Fund Advisors and Symphony have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

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SUMMARY OF FUND EXPENSES

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 15,000,000 Common Shares. The Annual Expenses table below assumes the use of leverage in the form of debt through bank Borrowings in an aggregate amount equal to 25% of the Fund’s Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 15,000,000 Common Shares. See “Management of the Fund.”

Percentage of Offering Price

Common Shareholder Transaction Expenses (as percentage of offering price)
Sales Load Paid by You	1.50%
Offering Costs(1)	0.20%
Dividend Reinvestment Plan Fees(2)	None

As a Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management Fees(3)	0.93%
Interest Payments on Borrowed Funds(4)	0.58%
Other Expenses(5)	0.12%

Total Annual Expenses	1.63%

(1)	Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. Based on an offering size of $150,000,000 (15,000,000 Common Shares), the Fund would pay a maximum of $300,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $300,000, which are currently estimated to be $400,000.

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	The table above is based on Net Assets Attributable to Common Shares, calculated using the Fund-level management fee schedule (0.5000% of Managed Assets or 0.6667% of Net Assets Attributable to Common Shares) and the highest complex-level breakpoint (0.2000% of Managed Assets or 0.2667% of Net Assets Attributable to Common Shares). As of December 31, 2016 the complex-level fee was 0.1625% of Managed Assets or 0.2167% of Net Assets Attributable to Common Shares. See “Management of the Fund—Investment Management and Subadvisory Agreements.”

(4)	Assumes the use of leverage in an amount equal to approximately 25% of the Fund’s Managed Assets (after the leverage is incurred), and assumes the cost of Borrowings is 1.75%. Given current market conditions, the Fund has no current intention to issue senior securities such as Preferred Shares.

(5)	“Other Expenses” is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “Portfolio Composition and Other Information—Other Investment Companies” in the SAI.

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Example

The following example illustrates the expenses (including (i) the sales load of $15 and (ii) estimated offering costs of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.63% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years
$33	$68	$104

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

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THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 28, 2016, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Declaration was amended on February 23, 2017 to change the Fund’s Termination Date. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                                         ($                                         if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within approximately three months after completion of the offering. Pending such investment, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term or long-term U.S. Treasury securities.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and to return Original NAV to Common Shareholders on or about the Termination Date. The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance and the declining average maturity of its portfolio strategy, on the one hand, and its objective of returning the Original NAV on or about the Termination Date, on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful.

Fund Strategies

The Fund seeks to achieve its investment objectives by investing in below investment grade corporate debt and other instruments as described below. To construct and manage the portfolio, the Fund’s subadviser integrates top-down industry and macroeconomic analysis with a fundamental, bottom-up investment process that assesses sector dynamics, company business models and asset quality, and is based on an analysis of the relative value of the various types of debt within a company’s capital structure. The Fund seeks to identify securities across diverse sectors and industries that the portfolio managers believe are undervalued or mispriced. In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining all or a portion of its gains and limiting the longest maturity of any holding to no later than December 1, 2022. As a result, the average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to Common Shareholders. Through its overall strategy, the Fund seeks to capitalize on the credit spread opportunity (measured by the difference between the yield of below investment grade debt and high grade debt securities having similar maturities) prevailing in the market and to further align the portfolio value during the wind-up period (the three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

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Portfolio Contents

The Fund generally invests in a portfolio of below investment grade corporate debt securities commonly referred to as “high yield” securities or “junk bonds” (as described in “—Investment Policies” below). “Corporate debt securities” are defined as bonds, senior loans and notes issued by corporations or other business entities. The Fund may also invest in other types of securities including convertible securities and other types of debt instruments described in this prospectus and the SAI and derivatives that provide comparable economic exposure to the corporate debt market.

The Fund may invest in securities of foreign corporations and governments, including securities of emerging markets issuers. A country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or unaffiliated, recognized financial data providers.

See “Portfolio Composition and Other Information” for additional information on the types of securities in which the Fund may invest.

The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and credit default swaps), options on swaps and other derivative instruments. Symphony may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset. For purposes of the Fund’s policy to invest at least 80% of its Managed Assets in corporate debt securities (including bonds and senior loans), derivative instruments will be valued on a mark-to-market basis. See “Portfolio Composition and Other Information—Derivatives.”

Symphony Investment Philosophy and Process

Investment Philosophy. Symphony is responsible for the day-to-day investment operations of the Fund. Symphony believes that managing risk, particularly for volatile assets such as senior loans and other forms of high yield debt, is of paramount importance. Symphony believes that fundamental, bottom-up credit analysis provides a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

Investment Process. In identifying debt securities and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Investment Policies

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in corporate debt securities (including bonds and senior loans);

•

The Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the Fund’s subadviser to be of comparable quality;

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•

The Fund will invest no more than 15% of its Managed Assets in securities that, at the time of investment, are either rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s subadviser to be of comparable quality;

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a credit that the Fund already owns;

•	The Fund will invest no more than 30% of its Managed Assets in securities of non-U.S. issuers, including no more than 20% of its Managed Assets in securities of emerging markets issuers;

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities;

•	The Fund will not invest in securities with an effective maturity date extending beyond December 1, 2022; and

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage.

For purposes of the policy above relating to effective maturity date, “effective maturity” takes into consideration corporate debt securities and other types of debt instruments with mandatory call dates or other features obligating the issuer or another party to repurchase or redeem the security at dates that are earlier than the securities’ respective stated maturity dates.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this prospectus, a security’s rating is determined using the highest rating of Moody’s, Standard & Poor’s and Fitch if all three NRSROs rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, a rating determined to be of comparable quality by Symphony is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A of the SAI. All references to securities ratings by Moody’s, S&P and Fitch in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

The Fund’s policy of investing no more than 15% of its Managed Assets in securities rated CCC+/Caa1 or lower, or that are unrated but judged to be of comparable quality, may result in the Fund investing in “distressed” securities. The issuer of a “distressed” security is experiencing financial difficulties or distress at the time the Fund acquires such security. “Distressed” securities involve special risks, including a substantial risk of future default. See “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk.”

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

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Other Policies

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in corporate debt securities (including bonds and senior loans), may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Five-Year Term and Final Distribution

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Fund seeks to return the Original NAV to Common Shareholders on or about the Termination Date by utilizing a range of portfolio and cash flow management techniques, which includes limiting the effective maturity of its portfolio such that the longest maturity of any security does not extend beyond December 1, 2022 with the portfolio’s average maturity declining over time as the Termination Date approaches. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV

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is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques. In seeking to achieve its investment objectives, the Fund each month intends to retain a limited portion of its net investment income. The Fund will declare and pay monthly income distributions to common shareholders out of its remaining net investment income. The Fund also intends to distribute, at least annually, any realized net capital gains from investment activity. However, the Fund may elect instead to retain all or a portion of such realized net capital gains and to pay taxes on the retained amount of these gains and on the retained portion of its net investment income. Retention of net capital gains and net investment income will reduce the amounts available for distribution to common shareholders prior to liquidation of the Fund. Income and realized net capital gains after taxes, if any, retained by the Fund will be reflected in its net asset value per share and would comprise a portion of its liquidating distribution to common shareholders on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment. It is likely that some portion of the income earned by the Fund and customarily paid as an income distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that initial cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending in part on the ultimate results of those post-Termination Date asset liquidations. Depending upon a variety of factors, including the all-in, after tax performance of the Fund’s portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV, or their original investment. See “Risks—Fund Level Risks—Five-Year Term Risk.”

Interest rates, including yields on below investment grade fixed-income securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio’s average effective maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, shareholders can expect that the average portfolio yield will also fall over time, especially as the Fund approaches that Termination Date. Consequently, the Fund’s dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lowering-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV on or about the Termination Date.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the SAI under “Portfolio Composition and Other Information.”

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High Yield Securities

High yield securities or “junk bonds” that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Shares. High yield securities involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s NAV per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Issuer Level Risks—Below Investment Grade Risk.”

High yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to very high credit risk. The Fund may not invest in an issuer who is in default on its obligations to pay principal or interest thereon when due or that is in bankruptcy or insolvency proceedings.

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Corporate Debt Securities

Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Fund’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

Non-U.S. and Emerging Markets Issuers

The Fund may invest in securities of non-U.S. issuers and securities of emerging markets issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans hold the highest priority in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued

29

by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan.

Second Lien Loans

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral

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securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

Subordinated Loans

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of Symphony. The convertible securities may pay interest or dividends that are based on a fixed or floating rate.

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a

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corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market circumstances were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Derivatives

The Fund may invest in certain derivative instruments. The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio securities, and to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Options Transactions.    The Fund may purchase put and call options on interest rates, bond indices and/or foreign currencies. Options on futures contracts are discussed below under “—Options on Futures Contracts.”

Options on Interest Rates and Indices.    The Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Futures Contracts.    The Fund may purchase or sell futures contracts on securities, securities indices, other indices or other financial instruments. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its

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obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Furthermore, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options on Futures Contracts.    The Fund may purchase call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Swap Transactions.    The Fund may enter into total return, interest rate, credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by Symphony for any accrued but unpaid net amounts owed to a swap counterparty.

Interest Rate Swaps.    Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate

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payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed-income securities market to which it has exposure, or to take a “short position” in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

Options on Swaps.    An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of swaps including index linked swaps and forward foreign currency exchange contracts. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition and Other Information—Derivatives” in the SAI.

There is no assurance that these derivative techniques will be available at any time, that Nuveen Fund Advisors and Symphony will determine to use them for the Fund or, if used, that the techniques will be successful. The Fund’s ability to pursue certain of these techniques may be limited by applicable regulations of the CFTC and potentially by recently proposed rules by the SEC governing the use of derivatives by registered

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investment companies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Temporary Defensive Investments

At times Symphony may judge that circumstances in the markets for high yield securities make pursuing the Fund’s investment objective of returning Original NAV inconsistent with the best interests of its shareholders. At such times Symphony may, temporarily, use alternative techniques primarily designed to reduce fluctuations in the value of the Fund’s assets. During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Initial Portfolio Composition

Based on current market conditions, the Fund anticipates that immediately after the initial investment of the proceeds from the offering of Common Shares (expected to be completed approximately three months after the completion of this offering), its portfolio (the “initial portfolio”), as a percentage of Managed Assets, will be composed of at least 90% in high yield corporate bonds and senior loans, approximately 5% to 15% in securities of non-U.S. companies, and approximately 0% to 5% in securities of emerging markets issuers. The Fund anticipates that its initial portfolio will be composed of approximately 20% to 30% in senior loans. Anticipated initial portfolio characteristics are based on current market conditions and the expectations of the portfolio team. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned. Immediately after the initial invest-up, the Fund’s portfolio allocations may vary over time consistent with the Fund’s investment policies described in this prospectus.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when Nuveen Fund Advisors or Symphony believes such trading is, in light of prevailing economic and market circumstances, in the best interests of the Fund’s shareholders. Although the Fund cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances. Frequent trading also increases transaction costs, which could detract from the Fund’s performance, and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be treated as ordinary income. See “Tax Matters.”

LEVERAGE

The Fund anticipates using leverage to seek to enhance its potential to produce a high level of current income and to return the Original NAV per common share to Common Shareholders on or about the Termination Date.

The Fund may utilize the following forms of leverage: (a) Borrowings and (b) Preferred Shares or other senior securities. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives.

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The Fund may use leverage through Borrowings or by issuing Preferred Shares or other senior securities to the extent permitted by the 1940 Act. If current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase its leverage based upon changes in market conditions, and its leverage ratio will also vary from time to time based upon variations in the value of the Fund’s holdings. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Although the interest on Borrowings may be at a fixed or floating rate, the Fund anticipates that it generally will be based on short-term adjustable rates. So long as the rate of income received from the Fund’s portfolio investments purchased with Borrowings, net of applicable Fund expenses, exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more net income than will be needed to make interest payments. If so, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with Borrowings, net of applicable Fund expenses, is less than the then current interest rate on any Borrowings, the Fund may be required to utilize other Fund assets to make interest payments on Borrowings and this may result in reduced net investment income available for distribution to Common Shareholders.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to five years, to fix the rate paid on Borrowings after any swap payment and other expenses (commonly referred to as the “all-in” rate) on all or a significant portion of the Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs and thereby enhance distributions over an extended period. This technique would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This technique, however, will add to leverage costs initially (because the swap costs are likely to be higher than benchmark adjustable short-term rates in the initial period) and would increase overall leverage costs (and thereby reduce distributions to Common Shareholders) over the entirety of any such time period in which short-term interest rates do not exceed on average the all-in fixed interest rate paid on leverage for that time period.

The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. In the event that the Fund writes or sells a credit default swap, it will segregate the full notional amount of the swap to cover such obligation. The Fund will not enter into interest rate swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its Borrowings, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Symphony’s fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

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Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a credit facility or issue commercial paper or notes unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Fund’s Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% asset coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of at least 200%.

If Preferred Shares are outstanding, at least two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees until all dividends in arrears have been paid.

Changes in the value of the Fund’s portfolio securities, as well as costs attributable to Borrowings or Preferred Shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leverage would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

The Fund may be subject to certain restrictions imposed by lenders, with respect to Borrowings, or by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, or any Preferred Shares. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants

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and guidelines required by the lenders or rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the desired rating on debt securities or Preferred Shares, the Fund will not issue debt securities or Preferred Shares. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Any senior securities issued by the Fund, including Preferred Shares, commercial paper or notes, will have seniority over the Common Shares. The use of senior securities will leverage the Common Shares.

The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s net asset value, net income and distributions in relation to market changes. In particular, leverage increases the risk of price volatility. See “Risks—Fund Level Risks—Leverage Risk.”

There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

Effects of Leverage

Assuming the utilization of leverage through Borrowings of approximately 25% of the Fund’s Managed Assets, at an interest rate of 1.75% payable on such Borrowings, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.438% in order to cover such interest payments and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of Borrowings representing 25% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate on its leverage of 1.75%. As previously stated in this prospectus, the table further assumes that the Fund uses interest rate swaps to fix the all-in rate paid on a significant portion of the Fund’s leverage in an effort to lower leverage costs over an extended period.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%

Common Share Total Return	(13.92)%	(7.25)%	(0.58)%	6.08%	12.75%

Common Share Total Return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

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RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security, perceptions of the issuer, and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fund Level Risks

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 1.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $9.85, before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.02 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Five-Year Term Risk

Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are

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not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price (see “Issuer Level Risks—Defaulted and Distressed Securities Risk”), and various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund and the Fund may incur taxes on any such retained amount. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be significantly less than the Original NAV, or their original investment.

Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “Security Level Risks—Debt Securities Risk” and “Issuer Level Risks—Below Investment Grade Risk” below.

Earnings Risk

The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk

The Fund’s anticipated use of leverage through Borrowings, or issuing Preferred Shares or other senior securities creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the Common Shares. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the

40

Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. See “Leverage”.

The Fund pays a management fee to Nuveen Fund Advisors for investment advisory services, which in turn pays a portion of its fee to Symphony for investment sub-advisory services, based on a percentage of the Fund’s Managed Assets. Nuveen Fund Advisors will base the decision regarding whether and how much leverage to use for the Fund based on their assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Symphony’s fees means that they may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when they determine that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Issuer Level Risks

Below Investment Grade Risk

Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments.

If a below investment grade security goes into default, or enters bankruptcy, it may be difficult to sell that security in a timely manner at any reasonable price.

The secondary market for lower grade instruments, including some senior loans and most subordinated loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

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•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Unrated Securities Risk

The Fund may purchase securities that are not rated by any rating organization. Symphony may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on Symphony’s credit analysis than would be the case when the Fund invests in rated securities.

Defaulted and Distressed Securities Risk

The Fund may not invest in any securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings (such securities are commonly referred to as “defaulted securities”). However, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated but judged by the Fund’s subadviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Non-U.S. Securities Risk

The Fund will invest in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of

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interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. federal income tax purposes.

Emerging Markets Risk

The Fund may invest in emerging market securities. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Debt Securities Risk

Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. When market interest rates rise, the market value of such instruments generally will fall.

Interest Rate Risk

Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. As the Fund initially will invest in intermediate-term securities, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term securities. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

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Issuer Credit Risk

Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a convertible or debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Duration Risk

Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a portfolio has a duration of three years and interest rates increase by 1%, then the portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price, NAV and/or overall returns. As the average maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Senior Loan Risk

Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of

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Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans and Unsecured Loans Risk

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Risks in Valuation

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced or traded, NAV can change at times when Common Shares cannot be sold.

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Senior Loan Agent Risk

A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Issuer Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to

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meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, Nuveen Fund Advisors and Symphony correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Symphony incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objectives. The use of derivatives to enhance returns may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps with terms that range from one to five years, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Symphony of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the SEC’s recent proposed rule on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its

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counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that Nuveen Fund Advisors believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party’s performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. As a result, for uncleared OTC derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing

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member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Other Risks

Income Risk

The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Recent Market Circumstances

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under Basel III, may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may return and may add significantly to the risk of short-term volatility in the Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation was widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these types of conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

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Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis, which began in Greece and spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, during the summer of 2015, stock markets in China suffered a significant downturn, which continues to persist, and is expected to continue to slow economic growth in China. The slowdown in the Chinese economy could negatively affect the country’s major trading partners and could, in turn, widely affect the global financial markets. State involvement in the Chinese economy and stock markets is such that it may be difficult to predict or gauge the extent or duration of the slowdown. In addition, concerns about Chinese growth in the first quarter of 2016 had a negative affect on U.S. markets, including U.S. debt markets.

In addition, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom may, pursuant to the Treaty, give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and can not predict how long the securities markets may be affected by these events and the effects of these

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and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Legislation and Regulatory Risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the CEA and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

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Potential Conflicts of Interest Risk

Nuveen Fund Advisors and Symphony each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Symphony may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and separate accounts. Nuveen Fund Advisors and Symphony have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Symphony address such conflicts, please see “Subadviser—Material Conflicts of Interest” in the SAI.

Borrowing Risk

In addition to borrowing for leverage (see “Leverage”), the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Tax Risk

The Fund intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. Although the Fund intends to distribute sufficient amounts to qualify for treatment as a RIC, it will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it sets aside and retains in its net assets (and therefore its NAV) a portion of its net investment income in pursuit of its objective of returning Original NAV. See “Tax Matters.”

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated

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with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Anti-Takeover Provisions

The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Symphony, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors and Symphony. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Subadviser

The Investment Adviser.    Nuveen Fund Advisors, a registered investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of Symphony, overseeing the Fund’s use of leverage, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Subadviser.    Symphony Asset Management LLC currently serves as sub-adviser to the Fund and as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Symphony is 555 California Street, Suite 3100, San Francisco, California 94104.

Portfolio Management.    Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer and Chief Executive Office at Symphony. Prior to that, he was Director of Fixed Income Strategies. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher (a “Portfolio Manager”) is a Co-Portfolio Manager and a member of Symphony’s fixed-income team, and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee (a “Portfolio Manager”) joined Symphony in 2001 and since then has been responsible for trading and portfolio management of fixed-income securities. In 2008, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management, and returned to Symphony as a Co-Portfolio Manager in 2009. Prior to initially joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Investment Management and Subadvisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly in arrears, in a maximum amount equal to 0.7000% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a fund-level fee, with breakpoints based only on the amount of assets within the Fund, and a complex-level fee, with breakpoints based upon the aggregate amount of all eligible assets of all Nuveen Funds, as described below, according to the following schedule.

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Fund-Level Fee

The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.5000%
For the next $250 million	0.4875%
For Managed Assets over $750 million	0.4750%

Complex-Level Fee

The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Complex-Level Asset Breakpoint Level(2)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage.

(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Based on eligible assets as of December 31, 2016 the complex-level fee would be 0.1625% of Managed Assets, and the total annual management fee to Nuveen Fund Advisors would be 0.6625% of Managed Assets.

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm,

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expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

Separately, pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Symphony, Nuveen Fund Advisors will pay Symphony a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets.

The basis for the Board of Trustees’ initial approval of the Fund’s investment management agreement and sub-advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement and sub-advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Risks associated with investing in high yield corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. It is expected that the Fund’s NAV will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s NAV is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income instruments.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund’s Common Shares generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV unless Nuveen Fund Advisors deems that such events would materially affect the Fund’s NAV, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described below. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. Nuveen Fund Advisors may rely on an independent fair valuation service in making any such adjustments. The value of foreign securities held by the Fund may change on days when the Fund’s NAV is calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a

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threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board of Trustees has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution within approximately 30 days following the completion of this offering, and to pay that distribution on or about June 1, 2017, depending on market conditions.

For the purpose of pursuing its investment objective of returning Original NAV, the Fund currently intends to retain a limited portion of its net investment income beginning with its initial distribution and continuing until the final liquidation distribution. The Fund also may retain all or a portion of its gains. The extent to which the Fund retains income, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s below investment grade portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the five-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

The Fund currently intends to distribute, at least annually, realized capital gains (if any). However, for the purpose of pursuing its investment objective of returning Original NAV, the Fund may also elect in the future to retain rather than distribute all or a portion of any net capital gains (which is the excess of long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal corporate income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a U.S. federal income tax credit for the tax deemed paid on their behalf by the Fund.

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While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset by the increase in the Fund’s NAV as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a RIC for U.S. federal income tax purposes.

The retention of a portion of its net investment income would result in the Fund paying U.S. federal excise tax and possibly U.S. federal corporate income tax at a much higher corporate income tax rate. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Fund would need to pay corporate income tax. See “Tax Matters” in this prospectus. The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above NAV before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) NAV per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

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You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 30170, College Station, Texas 77842-3170, (800) 257-8787.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Fund’s Common Shares have been approved for listing on the NYSE and will trade under the ticker symbol “JCO.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 1.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Common Share equal to $9.85,

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before deducting offering expenses. The Fund’s NAV and the NAV per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic circumstances, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than NAV in the future. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in this Prospectus and in the SAI.

Title of Class	Authorized Amount	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	0	10,160	(1)

(1)	Prior to the public offering of Common Shares, Nuveen Fund Advisors purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owns 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Borrowings

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

Notwithstanding the foregoing, at any time, should the Fund incur any Borrowings, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300% of the principal amount of such Borrowings.

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Preferred Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the

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By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the SAI under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the

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holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares outstanding at the time would be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Term.    The Declaration provides that the Fund in ordinary circumstances will terminate on June 1, 2022. The Board of Trustees may terminate the Fund prior to this date. The Declaration provides also that the Fund’s term may be extended by the Board of Trustees, upon provision of notice to shareholders, without a vote of shareholders, for one period up to six months. The Fund’s term may only be extended by a vote of the Board of Trustees for up to a six month period. The Fund’s term may only be extended further than a six month period with a vote of shareholders.

Preemptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic

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circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Stradley Ronon Stevens & Young, LLP, special counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other entity treated as a pass-through entity for

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U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax on the portion of its investment company taxable income and net recognized capital gains that it distributes to Common Shareholders.

The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends. In addition to ordinary dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 20%. Distributions derived from “qualified dividend income” and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Common Shares. A portion of the Fund’s distributions to Common Shareholders may qualify for the dividends-received deduction available to corporate shareholders.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund currently intends to retain a limited portion of its net investment income, and possibly all or a portion of its gains, at various times or possibly throughout the five-year term.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

If, for any calendar year, the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free

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return of capital up to and including the amount of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. Upon a sale or other disposition of Common Shares, the amount, if any, by which the sales price exceeds the basis in the Common Shares is gain subject to tax. Because a return of capital reduces basis in the Common Shares, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the Common Shares.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The sale, exchange or redemption of Common Shares, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, normally will result in capital gain or loss to Common Shareholders in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. A U.S. Common Shareholder’s adjusted tax basis in the shares generally will be the purchase price paid in this offering, increased or decreased, as appropriate, as described elsewhere in this disclosure. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

If the Fund acquires interests in a “passive foreign investment company” (“PFIC”) and holds the security beyond the end of the year of acquisition, the Fund will be subject to U.S. federal income tax on any “excess distribution” the Fund receives on the security or any gain realized by the Fund from disposition of the security (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its Common Shareholders. Fund distributions of PFIC income will not be eligible for the preferential U.S. federal income tax rate on individuals’ “qualified dividend income” mentioned above. The Fund anticipates that its holdings will include interests in PFICs.

The Fund may avoid the tax and interest on PFIC income if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. In the alternative, the Fund intends to elect to “mark-to-market” the securities associated with a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC security as of the close of the taxable year over the Fund’s adjusted basis in the PFIC security. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC security over the fair market value of the PFIC security as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC security would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC security, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC security to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC security for which a mark-to-market election has been made.

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The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to Common Shareholders than it actually distributes. There can be no assurance that the Fund will be eligible to pass through foreign tax credits in any given year.

The Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability provided the required information is timely provided to the Internal Revenue Service (“IRS”).

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

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UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Nuveen Securities, LLC are acting as representatives (collectively, the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriter	Number of Common Shares
Morgan Stanley & Co. LLC
UBS Securities LLC
Wells Fargo Securities, LLC
Nuveen Securities, LLC
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of BB&T Securities, LLC
D.A. Davidson & Co.
Hennion & Walsh, Inc.
Henley & Company LLC
Hilltop Securities Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
National Securities Corporation
Newbridge Securities Corporation
Pershing LLC
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $                                         per Common Share under the public offering price. The underwriting discounts and commissions (sales load) of $0.15 per Common Share are equal to 1.50% of the public offering price. Investors must pay for any Common Shares purchased on or before                                         , 2017.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                                          additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each

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Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), estimated offering costs and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase up to an additional                                          Common Shares.

		Total
	Per Share	No Exercise	Full Exercise
Public offering price	$10.00	$	$
Sales load(1)	$0.15	$	$
Estimated offering costs	$0.02	$	$
Proceeds, after expenses, to the Fund	$9.83	$	$

(1)	Nuveen Fund Advisors, LLC, the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, (a) additional compensation of $0.025 per share to the underwriters in connection with this offering and separately (b) an upfront structuring and syndication fee to Morgan Stanley & Co. LLC, an upfront structuring fee to each of UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, D.A. Davidson & CO., Maxim Group LLC and Wedbush Securities Inc., and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriters—Additional Compensation to be Paid by Nuveen Fund Advisors.”

Offering expenses paid by the Fund (other than the sales load) will not exceed $0.02 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Nuveen Fund Advisors will pay the excess. See “Summary of Fund Expenses.”

The fees to certain Underwriters described below under “—Additional Compensation to be Paid by Nuveen Fund Advisors” are not reimbursable to Nuveen Fund Advisors by the Fund, and are therefore not reflected in expenses payable by the Fund.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund’s Common Shares have been approved for listing on the NYSE and will trade under the ticker symbol “JCO.”

The Fund and the Affiliated Purchasers (as defined below) have agreed that, without the prior written consent of Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC on behalf of the Underwriters, they will not, during the period ending 180 days after the date of this prospectus (the “restricted period”):

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•	file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

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whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph do not apply to:

•	the sale of Common Shares to the Underwriters; or

•	any Common Shares issued pursuant to the Plan.

Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

In order to facilitate the offering of Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open-market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, Nuveen Fund Advisors, Symphony and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Fund Advisors, Symphony and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

Prior to the public offering of Common Shares, Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owns 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares. Certain employees of Nuveen and its affiliates, including Nuveen Fund Advisors and Symphony, members of the Board of Trustees and officers of the Fund (collectively, the “Affiliated Purchasers”) have indicated to the Fund that they may purchase shares sold in this offering.

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The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and Nuveen Fund Advisors, Symphony and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of Nuveen Securities, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Compensation to be Paid by Nuveen Fund Advisors

Nuveen Fund Advisors (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC, from its own assets, an upfront structuring and syndication fee in the amount of $                     for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund’s investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Common Shares, (iii) securing participants in the Fund’s initial public offering, (iv) preparation of marketing and diligence materials for Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fee paid to Morgan Stanley & Co. LLC will not exceed                     % of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to Nuveen Fund Advisors are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Nuveen Fund Advisors (and not the Fund) has agreed to pay to each of UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, D.A. Davidson & Co., Maxim Group LLC and Wedbush Securities Inc., from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $            , $            , $            , $            , $            , $            , $             and $                                        , respectively. If the over-allotment option is not exercised, the upfront structuring fee paid to each of UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, D.A. Davidson & Co., Maxim Group LLC and Wedbush Securities Inc. will not exceed                         %,           %,           %,           %,           %,           %,           % and                         %, respectively, of the total public offering price of the Common Shares. These services provided by these Underwriters to Nuveen Fund Advisors are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

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The amount of these structuring, syndication and other fees are calculated based on the total respective sales of Common Shares by the Underwriter receiving the fees, including those Common Shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

Nuveen Fund Advisors (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. The total amounts of these payments to any such qualifying Underwriter will not exceed                     % of the total price of the Common Shares sold by that Underwriter in this offering.

In addition, Nuveen Fund Advisors (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $0.025 per Common Share sold in this offering, which amount will not exceed 0.25% of the total public offering price of the Common Shares.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Fund will pay of $0.15 per share is equal to 1.50% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $                     in the aggregate, which amount will not exceed                     % of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication, structuring and other fee payments to the Underwriters, will not exceed                     % of the total public offering price of the Common Shares.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholders services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare Inc.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois. Freshfields Bruckhaus Deringer US LLP, advised the Underwriters in connection with the offering of the Common Shares. Each of Stradley Ronon Stevens & Young, LLP and Freshfields Bruckhaus Deringer US LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP, Boston, Massachusetts. KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

73

                     Shares

Nuveen Credit Opportunities 2022 Target Term Fund

Common Shares

$10.00 per Share

PROSPECTUS

                    , 2017

Morgan Stanley

UBS Investment Bank

Wells Fargo Securities

Nuveen Securities

RBC Capital Markets

Stifel

BB&T Capital Markets

D.A. Davidson & Co.

Hennion & Walsh, Inc.

Henley & Company LLC

HilltopSecurities

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann

Maxim Group LLC

National Securities Corporation

Newbridge Securities Corporation

Pershing LLC

Wedbush Securities Inc.

Wunderlich

Until                     , 2017 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

LPR-JCO-0317D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 27 , 2017

NUVEEN CREDIT OPPORTUNITIES 2022 TARGET TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2017 (the “Prospectus”). In this Statement of Additional Information, holders of Common Shares are referred to as “Common Shareholders.” This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois, 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information (“SAI”). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2017

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are to provide a high level of current income and to return $9.85 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per share) (“Original NAV”) to Common Shareholders on or about June 1, 2022 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Nuveen, LLC (“Nuveen”) or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance and the declining average maturity of its portfolio strategy, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful.

FUND STRATEGY

The Fund seeks to achieve its investment objectives by investing in below investment grade corporate debt and other instruments as described below. To construct and manage the portfolio, the Fund’s subadviser integrates top-down industry and macroeconomic analysis with a fundamental, bottom-up investment process that assesses sector dynamics, company business models and asset quality, and is based on an analysis of the relative value of the various types of debt within a company’s capital structure. The Fund seeks to identify securities across diverse sectors and industries that the portfolio managers believe are undervalued or mispriced. In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining all or a portion of its gains and limiting the longest maturity of any holding to no later than December 1, 2022. As a result, the average maturity of the Fund’s holdings is generally expected to shorten over time as the Fund approaches its Termination Date, which may reduce interest rate risk over time, but which may also reduce amounts otherwise available for distribution to Common Shareholders. Through its overall strategy, the Fund seeks to capitalize on the credit spread opportunity (measured by the difference between the yield of below investment grade debt and high grade debt securities having similar maturities) prevailing in the market and to further align the portfolio value during the wind-up period (the three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of below investment grade corporate debt securities commonly referred to as “high yield” securities or “junk bonds” (as described in —“Investment Policies” below). “Corporate debt securities” are defined as bonds, senior loans, and notes issued by corporations or other business entities. The Fund may also invest in other types of securities including convertible securities and other types of debt instruments described in the Prospectus and this SAI and derivatives that provide comparable economic exposure to the corporate debt market.

The Fund may invest in debt obligations of foreign corporations and governments, including in debt obligations issued by issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

INVESTMENT POLICIES

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in corporate debt securities (including bonds and senior loans);

•

The Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the Fund’s subadviser to be of comparable quality;

•

The Fund will invest no more than 15% of its Managed Assets in securities that, at the time of investment, are rated either CCC+/Caa1 or lower, or are unrated but judged by the Fund’s subadviser to be of comparable quality;

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is involved in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a credit that the Fund already owns;

•	The Fund will invest no more than 30% of its Managed Assets in securities of non-U.S. issuers, including no more than 20% of its Managed Assets in securities of emerging markets issuers;

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities;

•	The Fund will not invest in securities with an effective maturity date extending beyond December 1, 2022; and

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies.

The foregoing policies apply only at the time of any new investment.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this SAI, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”) if all three nationally recognized statistical rating organizations (“NRSROs”) rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, the rating determined to be of comparable quality by Symphony is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A of this SAI. All references to securities ratings by Moody’s, S&P and Fitch in this SAI shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

The Fund’s policy of investing no more than 15% of its Managed Assets in securities rated CCC+/Caa1 or lower, or that are unrated but judged to be of comparable quality, may result in the Fund investing in “distressed” securities. The issuer of a “distressed” security is experiencing financial difficulties or distress at the time the Fund acquires such security. “Distressed” securities involve special risks, including a substantial risk of future default. See “Risks — Issuer Level Risks — Defaulted and Distressed Securities Risk” in the prospectus.

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

OTHER POLICIES

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Certain investment policies specifically identified in this SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in this SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in corporate debt securities (including bonds and senior loans) may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii)  more than 50% of the shares, whichever is less.

LEVERAGE

The Fund anticipates using leverage to seek to enhance its potential to produce a high level of current income and to return the Original NAV per common share to Common Shareholders on or about the Termination Date. The use of leverage involves increased risk, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. In particular, leverage increases the risk of price volatility.

The Fund may utilize the following forms of leverage: (a) borrowings from a financial institution (“Borrowings”) and (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives. There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

The Fund may use leverage through Borrowings or by issuing Preferred Shares or other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). If current market conditions persist, the Fund intends initially to use leverage obtained through Borrowings in an amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase its leverage based upon changes in market conditions, and its leverage ratio will also vary from time to time based upon variations in the value of the Fund’s holdings. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;3

(5) Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act4; and

1 Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.

2 Section 18(a) of the 1940 Act generally prohibits a registered closed-end investment company from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

3 For purposes of this restriction, governments and their political subdivisions are not members of any industry.

4 Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of other investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder5; and

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act.

The Fund may issue senior securities, including Preferred Shares and debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines

5 The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

would impede Nuveen Fund Advisors or Symphony from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) under the discussion of the Fund’s fundamental policies above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any shares of a class having priority over any other class as to distribution of assets or payment of dividends.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The following information supplements the discussion of the Fund’s investment objectives, policies, and strategies that are described in the Prospectus.

High Yield Securities

High yield securities or “junk bonds” that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares. High yield securities involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s NAV per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Issuer Level Risks—Below Investment Grade Risk” in the Prospectus.

High yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to very high credit risk. The Fund may not make an initial investment in an issuer who is in default on its obligations to pay principal or interest thereon when due or that is in bankruptcy or insolvency proceedings.

Debt Securities

Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and of any maturity or duration, and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Fund’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

Non-U.S. and Emerging Market Issuers

Foreign securities may include debt securities of governmental and corporate issuers, preferred stock and convertible securities of corporate issuers evidencing ownership of shares of a foreign issuer or that provide exposure to foreign issuers.

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the U.S. federal income tax consequences applicable to foreign investors, see “Tax Matters—Foreign Shareholders.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Foreign Securities Exchanges

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the highest priority in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or may buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of loans, including senior loans, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a loan. See “—Other Investments—Warrants and Equity Securities.”

Second Lien Loans

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

Subordinated Loans

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank junior in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of Symphony. The convertible securities may pay interest or dividends that are based on a fixed or floating rate. The Fund will not invest in contingent convertible securities (commonly known as “co-co’s”).

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.

Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed-income securities, which may result in above average appreciation if the company’s performance improves.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted Securities and Securities with Limited Trading Markets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. In addition, if the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.

Rule 144A Securities. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

The Board has determined that Rule 144A securities may be considered liquid securities if so determined by Nuveen Fund Advisors. Nuveen Fund Advisors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Nuveen Fund Advisors may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Nuveen Fund Advisors and Symphony will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate, credit default, and credit default swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company (“RIC”) may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and Symphony views as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed-income instruments or on futures contracts or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Symphony must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Symphony deems to be creditworthy. In the absence of a change in the current position of the Securities and Exchange Commission (“SEC”), OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Futures and Options Risk. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage.”

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to Common Shareholders. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk. Generally, the income from an OTC option written by the Fund will not be recognized by the Fund for tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. Caps and floors create limits on interest rate costs. A cap creates a ceiling on floating rate interest costs, and when market rates move above the cap rate the seller of the cap pays the purchaser the difference, and conversely, when market rates fall below a floor rate the seller of the floor pays the purchaser the difference. A collar is created by purchasing a cap or floor and selling the other. The premium due for the cap (or floor) is partially offset by the premium received for the floor (or cap), making the collar a way to potentially hedge interest rate risk. The Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by Symphony for any accrued but unpaid net amounts owed to a swap counterparty.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Symphony to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Options on Swaps. An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors or Symphony is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation such as the SEC’s recently proposed rules governing the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

Use of Segregated and Other Special Accounts. Use of many derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Investment Companies

The Fund may invest in securities of investment companies to the extent permissible under the 1940 Act and the rules and regulations thereunder. The 1940 Act generally imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act. The Fund may invest in common shares of money market funds.

The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when Symphony believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Symphony or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future. As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the merits of an investment in an investment company relative to available alternative opportunities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The NAV and market value of leveraged shares will be more volatile and the yield will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and Symphony. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Fund will consider the concentration of underlying investment companies when determining compliance with its own concentration policy.

Other Investments

Inflation Protected Securities. Inflation protected securities are fixed-income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Payment-In-Kind Debentures and Delayed Interest Securities. The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Trust Preferred Securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for U.S. federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Tax Matters.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Real Estate Investment Trusts (“REITs”). REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in preferred stock, debt securities and convertible securities issued by REITs.

Master Limited Partnerships (“MLPs”). MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. MLPs are limited by the Internal Revenue Code of 1986, as amended (the “Code”) to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs are generally organized under state law as limited partnerships or limited liability companies. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund can invest in preferred stock, debt securities and convertible securities issued by MLPs.

U.S. Government Obligations. Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Municipal Bonds and Other Municipal Obligations. Municipal bonds and other municipal obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an adjustable rate instrument or other debt instrument of the issuer. The Fund also may convert a warrant so acquired into the underlying security.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to at least that of the repurchase price, including interest.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. Nuveen Fund Advisors and Symphony expect, consistent with the Fund’s investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if they believe that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Nuveen Fund Advisors and Symphony may use investment techniques and instruments that are not specifically described herein.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are first being invested, the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Nuveen Fund Advisors or Symphony determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment policies and objectives and invest up to 100% of its Managed Assets in short term investments, including high quality, short-term securities or may invest in short- or intermediate-term U.S. Treasury securities. Nuveen Fund Advisors’ and Symphony’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Symphony will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s recently proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Symphony will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Loan of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Portfolio Trading and Turnover

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund’s investment objectives. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate generally will not exceed 50% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “Management Agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen, Nuveen Fund Advisors, Nuveen Asset Management, or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2019 annual meeting, the Class II trustees serving until the 2020 annual meeting and the Class III trustees serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II and Margo L. Cook, Jack B. Evans, Albin F. Moschner and William J. Schneider are slated in Class III. If the Fund issues preferred shares, two of the Fund’s trustees would be elected by the holders of such preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of common shares and preferred shares, voting together as a class. In the event that the Fund fails to pay dividends on outstanding preferred shares for two years, holders of preferred shares would be entitled to elect a majority of trustees of the Fund. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 98 Nuveen-sponsored open-end mutual funds (the “Nuveen Mutual Funds”); and 74 Nuveen-sponsored closed-end funds and seven Nuveen-sponsored exchange-traded fund (collectively with the Nuveen Mutual Funds and the Nuveen-sponsored closed-end funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	179	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	179	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of service— Since 2004	Dean Emeritus formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	179	Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009)

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Trustee	Term—Class II Length of service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board Member of the Milwaukee Repertory Theater (since 2016).	179	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner(1) 333 West Wacker Drive Chicago, IL 60606 (1952)	Trustee	Term—Class III Length of Service— Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	179	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of service— Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	179	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	179	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	179	Director, CBOE Holdings, Inc. (since 2010)

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of service— Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, member, Chicago Fellowship Board (2005-2016); Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	179	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class I Length of service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	179	Member of
the Board
of Directors
(since
2013) of
Travelers
Insurance
Company
of Canada
and The
Dominion
of Canada
General
Insurance
Company
(each, a
part of
Travelers
Canada, the
Canadian
operation
of The
Travelers
Companies,
					Inc.).
Interested Trustees:
Williams Adams IV(2) 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class II Length of service— Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	179	None

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Margo L. Cook(1)(2) 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Term—Class III Length of Service— Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016), formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2017), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	179	None

(1)	Mr. Moschner and Ms. Cook were appointed to the Board of Trustees of the Nuveen Funds effective July 1, 2016.
(2)	Mr. Adams and Ms. Cook are “interested persons” of the Fund, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Chief Administrative Officer	Term—Until August 2017— Length of Service— Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (1945)	Vice President	Term—Until August 2017—Length of Service—Since 1998	Managing Director of Nuveen.	180

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2017—Length of Service—Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Managing Director (since January 2017) of Nuveen Securities, LLC; Certified Public Accountant.	180

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 (1979)	Vice President and Treasurer	Term—Until August 2017— Length of Service— Since June 2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	180

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Chief Compliance Officer and Vice President	Term—Until August 2017—Length of Service—Since 2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	180

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 (1963)	Vice President	Term—Until August 2017— Length of Service— Since 2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2017— Length of Service— Since 2002	Managing Director (since January 2017) of Nuveen Securities, LLC.	180

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Assistant Secretary	Term—Until August 2017— Length of Service— Since 2007	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President, Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President, Secretary (since 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	180

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2017— Length of Service—Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	180

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 (1971)	Vice President and Assistant Secretary	Term—Annual Length of Service—Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	180

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2017 Length of Service—Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	180

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Vice President and Secretary	Term—Until August 2017— Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	180

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by its investment adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider as the independent chairman of the Board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider, Chair, William Adams IV and Terence J. Toth serve as the current members of the Executive Committee of the Board.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff.

The Dividend Committee is authorized to declare distributions on the Funds’ shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Margaret L. Wolff and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund.

The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider, and Terence J. Toth.

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current trustee should serve as a trustee of the Funds.

William Adams IV

Mr. Adams, an interested Director/Trustee of the Nuveen Funds, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investment’s Management and Operating Committees. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“M.B.A.”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Margo L. Cook

Ms. Cook has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investment’s Management and Operating Committees. She is Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business; including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of The University of Rhode Island Foundation Board of Trustees and Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the

Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of lowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from June 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is Regent Emeritus and Member of the Investment Committee of Luther College. Mr. Kundert is also a member of the Board of Directors (Milwaukee) of College Possible. He received his Bachelor of Arts from Luther College, and his Juris Doctor from Valparaiso University.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014) and was formerly a member of the Hyde Park Angels, and formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the board of WDPR Public Radio. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service, LLC (since 2010), Quality Control Corporation (since 2012) and the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Independent Chairman

The trustees have elected William J. Schneider as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the 2019 annual meeting of shareholders; Class II trustees will serve until the 2020 annual meeting of shareholders; and Class III trustees will serve until the 2018 annual meeting of shareholders. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2016:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Nuveen Family Investment Companies
William Adams IV	None	Over $100,000

Margo L. Cook(1)	None	Over $100,000

Jack B. Evans	None	Over $100,000

William C. Hunter	None	Over $100,000

David J. Kundert	None	Over $100,000

Albin F. Moschner(1)	None	$0

John K. Nelson	None	Over $100,000

William J. Schneider	None	Over $100,000

Judith M. Stockdale	None	Over $100,000

Carole E. Stone	None	Over $100,000

Terence J. Toth	None	Over $100,000

Margaret L. Wolff(2)	None	$50,001 – $100,000

(1)	Ms. Cook and Mr. Moschner were appointed to the Board of Trustees/Directors of Nuveen Funds effective July 1, 2016.

(2)	Ms. Wolff joined the Board effective February 15, 2016.

As of December 31, 2016 no trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Symphony, Nuveen, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Symphony, Nuveen or the Fund’s principal underwriter.

As of February 15, 2017, the officers and trustees of the Fund, in the aggregate, own less than 1% of the Fund’s equity securities.

Compensation

The following table shows, for each independent trustee, (1) the estimated aggregate compensation to be paid by the Fund projected during the Fund’s fiscal year after commencement of operation, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2016. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	$494	—	$354,312

William C. Hunter	477	—	332,500

David J. Kundert	476	—	354,764

Albin F. Moschner(4)	454	—	70,000

John K. Nelson	508	—	350,375

William J. Schneider	570	—	393,412

Judith M. Stockdale	466	—	327,644

Carole E. Stone	494	—	346,482

Terence J. Toth	482	—	349,767

Margaret L. Wolff(5)	454	—	205,819

(1)	Proposed on the estimated aggregate compensation to be earned on the independent trustees for the period ending December 31, 2017, representing the Fund’s first fiscal year, for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2016 for services to the Nuveen open-end and closed-end funds. Because the funds in the Nuveen fund complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. All trustees currently serve as trustee of 179 registered investment companies advised by Nuveen Fund Advisors.

(4)	Mr. Moschner joined the Board effective July 1, 2016.
(5)	Ms. Wolff joined the Board effective February 15, 2016.

Effective January 1, 2017, Independent trustees receive a $177,500 annual retainer plus (a) a fee of $5,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen or its affiliates.

INVESTMENT ADVISER

Nuveen Fund Advisors will be responsible for determining the Fund’s overall investment strategy and its implementation, including the Fund’s use of leverage and ongoing monitoring of Symphony. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. For additional information regarding the management services performed by Nuveen Fund Advisors and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Prospectus.

Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, the Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 2018. The Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this SAI, Nuveen Fund Advisors owned 100% of the Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

SUBADVISER

Symphony Asset Management LLC, located at 555 California Street, Suite 3100, San Francisco, California 94104, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Symphony (the “Sub-Advisory Agreement”). Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $18.7 billion in assets under management as of December 31, 2016. Symphony is an indirect wholly-owned subsidiary of Nuveen. Symphony oversees day-to-day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Symphony will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Pursuant to the Sub-Advisory Agreement between Nuveen Fund Advisors and Symphony, Nuveen Fund Advisors will pay Symphony a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer and Chief Executive Officer at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher (a “Portfolio Manager”) is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee (a “Portfolio Manager”) joined Symphony in 2001 and is currently responsible for trading and portfolio management of fixed-income securities. Prior to joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Other Accounts Managed. In addition to serving as a portfolio manager to the Fund, Mr. Stein is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2016 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	19	$5.933 billion
Other Pooled Vehicles	45	$10.939 billion
Other Accounts	9	$1.087 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	5	$1.645 billion
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Fund, Mr. Caraher is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2016 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	7	$3.504 billion
Other Pooled Vehicles	4	$1.103 billion
Other Accounts	5	$1.008 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	0	$0
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Fund, Ms. Rhee is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2016 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	4	$806 million
Other Pooled Vehicles	2	$811 million
Other Accounts	7	$3.8 million

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	1	$783 million
Other Accounts	0	$0

Material Conflicts of Interest. As shown in the above table, Portfolio Managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation and aggregation of investment opportunities.

Symphony may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Symphony, however, believes that such potential conflicts are mitigated by the fact that Symphony has adopted several policies that address potential conflicts of interest, including trade execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best execution for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Symphony’s Compliance Manual and Code of Ethics includes policies regarding conflicts of interest.

Compensation. Symphony investment professionals receive compensation based on three elements: fixed base salary, participation in a bonus pool and certain long-term incentives.

The fixed base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each Portfolio Manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return pre-tax annual performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Fund Shares Owned by Portfolio Managers. Because the Fund has not commenced operations, the portfolio managers did not own any securities of the Fund as of the date of this SAI.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
Gunther Stein	None
Scott Caraher	None
Jenny Rhee	None

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen, Symphony and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors and Symphony can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests its assets primarily in debt securities, which generally do not issue proxies. However, the Fund may hold other types of securities that may issue proxies. The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

PROXY VOTING POLICIES

The Fund has delegated authority to Nuveen Fund Advisors to vote proxies for securities held by the Fund, and Nuveen Fund Advisors has in turn delegated that responsibility to the sub-adviser. Nuveen Fund Advisors’ proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the sub-adviser.

A member of the Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Symphony has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Symphony. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews and frequently follows ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Symphony and ISS does not offer a recommendation on the matter, Symphony shall disclose the conflict and Symphony’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Symphony has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Symphony does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Symphony is unable to consider such information when determining whether there are material conflicts of interests.

Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the sub-adviser’s general voting policies. Please see Appendix B for the ISS United States Concise Proxy Voting Guidelines.

Voted Proxies. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website in the Prospectus or the SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Symphony is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the Investment Management Agreement and the Subadvisory Agreement, each of Nuveen Fund Advisors and Symphony is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors and Symphony in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Fund and/or the other accounts over which Nuveen Fund Advisors or its affiliates exercise investment discretion. Nuveen Fund Advisors and Symphony are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors or Symphony, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors or Symphony in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors or Symphony in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors or Symphony, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors or Symphony may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors or Symphony, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, Nuveen Fund Advisors and Symphony do not believe that the receipt of such brokerage and research services significantly reduces the expenses of Nuveen Fund Advisors or Symphony, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to Nuveen Fund Advisors or Symphony by brokers that effect securities transactions for the fund may be used by Nuveen Fund Advisors or Symphony, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or Symphony by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors or Symphony manages may be used by Nuveen Fund Advisors or Symphony, as applicable, in servicing the Fund. Not all of these research services are used by Nuveen Fund Advisors or Symphony in managing any particular account, including the Fund.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Nuveen Fund Advisors’ or Symphony’s other clients. Investment decisions for the Fund and for Nuveen Fund Advisors’ or Symphony’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Nuveen Fund Advisors or Symphony, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. Although the Fund cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its shareholders.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus, non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Fund’s Common Shares have been approved for listing on the NYSE and will trade under the ticker symbol “JCO.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 1.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Common Share equal to $9.85, before deducting offering expenses. NAV of the Fund and the NAV per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. See “Use of Proceeds” in the Prospectus.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any issuance of Preferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.

BORROWINGS

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time, should the Fund incur any Borrowings, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300% of the principal amount of such Borrowings. In addition, if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or other exchange on which the Common Shares are traded, or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Common Shares and Preferred Shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Common Shares would no longer be listed on the NYSE or such other exchange and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below NAV would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV would result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder and that you hold your shares as a capital asset (generally, for investment). A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the Alternative Minimum Tax, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. To qualify as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must, at the close of each quarter of the taxable year, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Finally, to qualify for treatment as a RIC, the Fund must distribute at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) each taxable year. If the Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Fund reported the failure under Treasury regulations to be adopted and paid an excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually that portion of its investment company taxable income necessary to maintain its qualification as a RIC, as well as net capital gains (except for net capital gains credited to them but retained by the Fund).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement (including deemed distributions of amounts on which the Fund pays federal income tax). A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividends. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” (as defined below) in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Common Shareholders.

Distributions

The Fund may elect to retain rather than distribute all or a portion of any net capital gains (which is the excess of long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their allocable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a U.S. federal income tax credit for the tax deemed paid on their behalf by the Fund. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income. The maximum long-term capital gain tax rate applicable to individuals is 20%.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares. A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the DRD.

Distributions of “qualified dividend income” to individual taxpayers are taxed at rates applicable to long-term capital gains under current law. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

An additional tax at a rate of 3.8% applies to some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Exempt-interest dividends paid by the Fund, if any, will not be subject to this tax. Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, it intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

Sale, Exchange or Liquidation of Fund Shares

Upon the sale or other disposition of shares of the Fund, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, a shareholder normally will realize a capital gain or loss in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. A U.S. Common Shareholder’s adjusted tax basis in the shares generally will be the purchase price paid in this offering, increased or decreased, as appropriate, as described elsewhere in this disclosure. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year, and short-term gain or loss otherwise.

As noted above, the Fund currently intends to set aside and retain in its net assets a portion of its net investment income, and possibly all or a portion of its gains, in seeking to achieve its investment objective to return Original NAV to shareholders upon termination, but the amount available for such distribution will be reduced by U.S. federal excise taxes and any other corporate-level taxes borne by the Fund on such retained income.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (including net capital gain retained by the Fund but deemed distributed to shareholders) with respect to such shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to a RIC. The Fund may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investments in custom OTC options (or in options with respect to individual stocks) generally will be treated as equity options governed by Section 1234 of the Code. Under that section, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund is cash settled, any resulting gain or loss will be short-term. Any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

If the Fund invests in options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally would be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, section 1256 contracts under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. It cannot be predicted whether the Fund will invest to any significant extent in section 1256 contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICs cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the PFIC as a “qualified electing fund” (a “QEF election”). In this case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income

(without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. The Fund may not be able to make a QEF election due to the difficulty of satisfying the requirements of QEF elections. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The Fund may be subject to foreign withholding or other taxes with respect to income from foreign securities, which could reduce the amount of the Fund’s distributions. Shareholders may be able to claim a credit or deduction for foreign taxes if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to a RIC under the Code.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is not a U.S. Common Shareholder (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of Fund shares and the relevant U.S. federal income tax considerations to its partners.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Distributions which are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are currently exempt from the 30% withholding tax. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements.

Distributions of capital gain dividends (including any amounts retained by the Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of our common stock will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters—Backup Withholding.”

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FATCA Reporting and Withholding Requirements

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays, and the gross proceeds of certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9, W-8BEN or W-8BEN-E, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different requirements provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Foreign shareholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Fund shares.

THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PURCHASERS OF COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH COMMON SHARES, INCLUDING UNDER STATE, LOCAL AND OTHER TAX LAWS. FINALLY, THE FOREGOING DISCUSSION IS BASED ON APPLICABLE PROVISIONS OF THE CODE, REGULATIONS, JUDICIAL AUTHORITY AND ADMINISTRATIVE INTERPRETATIONS IN EFFECT ON THE DATE HEREOF. CHANGES IN APPLICABLE AUTHORITY COULD MATERIALLY AFFECT THE CONCLUSIONS DISCUSSED ABOVE, AND SUCH CHANGES OFTEN OCCUR.

EXPERTS

The Financial Statements of the Fund are audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and will be included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides assistance on accounting, tax and related matters to the Fund. The principal business address of KPMG  LLP is 200 East Randolph Drive, Suite 5500, Chicago, Illinois, 60601.

CUSTODIAN AND TRANSFER AGENT

The custodian and transfer agent of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of

Nuveen Credit Opportunities 2022 Target Term Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) as of February 9, 2017 and the related statement of operations for the period from September 28, 2016 (date of organization) through February 9, 2017. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of February 9, 2017 and the results of its operations for the period from September 28, 2016 (date of organization) through February 9, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2017

FINANCIAL STATEMENTS

Nuveen Credit Opportunities 2022 Target Term Fund

Statement of Assets and Liabilities

February 9, 2017

Assets:
Cash	$100,076
Deferred offering costs	300,000
Receivable from Adviser	11,000

Total assets	411,076

Liabilities:
Payable for offering costs	300,000
Payable for organization expenses	11,000

Total liabilities	311,000

Net assets applicable to Common shares	$100,076

Common shares outstanding	10,160

Net asset value per Common share outstanding ($100,076 divided by 10,160 Common shares outstanding)	$9.85

Net assets consist of:
Common shares, $.01 par value; unlimited number of Common shares authorized, 10,160 Common shares outstanding	$102
Paid-in surplus	99,974

Net assets applicable to Common shares	$100,076

See accompanying Notes to Financial Statements.

Nuveen Credit Opportunities 2022 Target Term Fund

Statement of Operations

For the period from September 28, 2016 (date of organization) through February 9, 2017

Investment income	$—

Expenses:
Organization expenses	11,000
Expense reimbursement	(11,000)

Total expenses	—

Net investment income	$—

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) The Fund

Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) was organized as a Massachusetts business trust on September 28, 2016. The Fund has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 10,160 shares to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”).

The Fund’s investment objectives are to provide a high level of current income and to return $9.85 per share (the original net asset value (“NAV”) per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about March 1, 2022 (the “Termination Date”).

(2) Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services—Investment Companies.” The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund (approximately $11,000) and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.02 per Common share. Based on an estimated offering size of $150,000,000 (approximately 15,000,000 Common shares), the Fund would pay a maximum of $300,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $300,000, which is currently estimated to be $400,000. The Fund’s portion of the offering costs will be recorded as a reduction of the proceeds from the sale of the Common shares upon commencement of Fund operations.

(4) Investment Management Agreement

Nuveen Fund Advisors will be responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. Symphony Asset Management LLC, an affiliate of Nuveen Fund Advisors and the Fund’s sub-adviser, will be responsible for the investing activities of the Fund.

The Fund has agreed to pay an annual management fee to Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below. Symphony Asset Management LLC will be compensated for its services to the Fund from the management fee paid to Nuveen Fund Advisors.

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

Complex-Level Fee: The annual complex-level fee, payable monthly, shall be applied according to the following schedule:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)

For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage.

(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in TOB trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and therefore intends to distribute all or at least 90% of its net investment income. In seeking to achieve its investment objectives, the Fund each month intends to retain a limited portion of its net investment income. The Fund will declare and pay monthly income distributions to common shareholders out of its remaining net investment income. The Fund also intends to distribute, at least annually, any realized net capital gains from investment activity. However, the Fund may elect instead to retain all or a portion of such realized net capital gains and to pay taxes on the retained amount of these gains and on the retained portion of its net investment income. Retention of net capital gains and net investment income will reduce the amounts available for distribution to common shareholders prior to liquidation of the Fund. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Income and realized net capital gains after taxes, if any, retained by the Fund will be reflected in its net asset value per share and would comprise a portion of its liquidating distribution to common shareholders on or about the Termination Date. The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the Termination Date.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*

The Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

APPENDIX B

United States

Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published January 22, 2016

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
›	The level of impairment of shareholders’ rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›

The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

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›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[6].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.    Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

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2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

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›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

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›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

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Nuveen Credit Opportunities 2022 Target Term Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

            , 2017

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act have been filed with this Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Declaration of Trust dated September 28, 2016. (1)

a.2	Amendment to the Declaration of Trust dated February 23, 2017. (3)

b.	By-laws of Registrant. (1)

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. (2)

f.	None.

g.1	Investment Management Agreement dated February 10, 2017. (3)

g.2	Sub-Advisory Agreement dated February 23, 2017.

h.1	Form of Underwriting Agreement.

h.2	Specimen Dealer Letter Agreement. (4)

h.3	Specimen Nuveen Master Selected Dealer Agreement. (4)

h.4	Specimen Morgan Stanley & Co. LLC Master Selected Dealers Agreement. (4)

h.5	Specimen Morgan Stanley & Co. LLC Master Agreement Among Underwriters. (4)

h.6	Form of Morgan Stanley & Co. LLC Structuring and Syndication Fee Agreement.

h.7	Form of UBS Securities LLC Structuring Fee Agreement.

h.8	Form of Wells Fargo Securities, LLC Structuring Fee Agreement.

h.9	Form of RBC Capital Markets, LLC Structuring Fee Agreement.

h.10	Form of Stifel, Nicolaus & Company, Incorporated Structuring Fee Agreement.

h.11	Form of BB&T Capital Markets, LLC Structuring Fee Agreement.

h.12	Form of D.A. Davidson & Co. Structuring Fee Agreement.

h.13	Form of Maxim Group LLC Structuring Fee Agreement.

h.14	Form of Wedbush Securities Inc. Structuring Fee Agreement.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. (2)

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 15, 2015 (the “Custodian Agreement”). (2)

j.2	Appendix A to Custodian Agreement dated July 15, 2015. (3)

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”). (2)

k.2	Amendment dated July 15, 2015 to the Transfer Agency Agreement. (2)

k.3	Schedule A to the Transfer Agency Agreement dated March 6, 2017.

l.1	Opinion of Stradley Ronon Stevens & Young, LLP. (3)

l.2	Opinion of Morgan, Lewis & Bockius LLP. (3)

l.3	Consent of Stradley Ronon Stevens & Young, LLP.

l.4	Consent of Morgan, Lewis & Bockius LLP.

m.	Not Applicable.

n.	Consent of KPMG LLP.

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated February 9, 2017. (3)

q.	None.

r.1	Code of Ethics of Nuveen Investments. (1)

r.2	Code of Ethics for the Independent Trustees of the Nuveen Funds. (1)

s.	Powers of Attorney.

(1)	Filed on October 3, 2016 with Registrant’s Registration Statement on Form N-2 (File No. 333-213921) and incorporated herein by reference.
(2)	Filed on February 8, 2017 with Registrant’s Registration Statement on Form N-2 (File No. 333-213921) and incorporated herein by reference.
(3)	Filed on February 24, 2017 with Registrant’s Registration Statement on Form N-2 (File No. 333-213921) and incorporated herein by reference.
(4)	Specimen agreement between principal underwriters and dealers filed pursuant to Item 25(2)(h) of the instructions to Form N-2.

Item 26: Marketing Arrangements

Reference is made to the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Paragraph e of the Specimen Dealer Letter Agreement filed as Exhibit h.2 to this Registration Statement.

See Sections 2 and 3 of the Specimen Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 2, 3 and 4 of the Specimen Morgan Stanley & Co. LLC Master Selected Dealers Agreement filed as Exhibit h.4 to this Registration Statement.

See the Introductory Paragraph and Sections 2, 3, 4, 5, 6, 10, 11 and 12 of the Specimen Morgan Stanley & Co. LLC Master Agreement Among Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$34,770
Financial Industry Regulatory Authority fees	$45,500
Promotion	$275,000
Printing and engraving expenses	$170,000
Legal Fees	$150,000
Exchange listing fees	$30,000
Audit	$20,000
Miscellaneous expenses	$9,730

Total	$735,000

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At March 24, 2017:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1

Item 30: Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Section 8 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Subadviser

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri Hlavacek, Executive Vice President and Controller

Executive Vice President (since 2015), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer, Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President, Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC; Executive Vice President (formerly, Managing Director), Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.

Diane M. Whelan, Executive Vice President	Executive Vice President (2014-2017) of Nuveen Investments, Inc.

Joseph T. Castro, Senior Managing Director and Chief Compliance Officer	Senior Managing Director (since February 2017), Head of Compliance (since 2013) of Nuveen, LLC.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Lucas A. Satre, Managing Director and Assistant Secretary

Managing Director, General Counsel and Secretary of Nuveen Securities, LLC; Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Item 32: Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 27th day of March, 2017.

NUVEEN CREDIT OPPORTUNITIES 2022 TARGET TERM FUND

/S/ GIFFORD R. ZIMMERMAN
Gifford R. Zimmerman, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)	March 27, 2017

/S/ CEDRIC H. ANTOSIEWICZ CEDRIC H. ANTOSIEWICZ	Chief Administrative Officer (principal executive officer)	March 27, 2017

WILLIAM J. SCHNEIDER*	Chairman of the Board and Trustee

WILLIAM ADAMS IV*	Trustee

MARGO L. COOK*	Trustee

JACK B. EVANS*	Trustee

WILLIAM C. HUNTER*	Trustee

DAVID J. KUNDERT*	Trustee

ALBIN F. MOSCHNER*	Trustee

JOHN K. NELSON*	Trustee

JUDITH M. STOCKDALE*	Trustee

CAROLE E. STONE*	Trustee

TERENCE J. TOTH*	Trustee

MARGARET L. WOLFF*	Trustee

BY:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Attorney-In-Fact
March 27, 2017

*	The original powers of attorney authorizing Gifford R. Zimmerman and Eric F. Fess, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit.

INDEX TO EXHIBITS

g.2	Sub-Advisory Agreement dated February 23, 2017.

h.1	Form of Underwriting Agreement.

h.2	Specimen Dealer Letter Agreement.

h.3	Specimen Nuveen Master Selected Dealer Agreement.

h.4	Specimen Morgan Stanley & Co. LLC Master Selected Dealers Agreement.

h.5	Specimen Morgan Stanley & Co. LLC Master Agreement Among Underwriters.

h.6	Form of Morgan Stanley & Co. LLC Structuring and Syndication Fee Agreement.

h.7	Form of UBS Securities LLC Structuring Fee Agreement.

h.8	Form of Wells Fargo Securities, LLC Structuring Fee Agreement.

h.9	Form of RBC Capital Markets, LLC Structuring Fee Agreement.

h.10	Form of Stifel, Nicolaus & Company, Incorporated Structuring Fee Agreement.

h.11	Form of BB&T Capital Markets, LLC Structuring Fee Agreement.

h.12	Form of D.A. Davidson & Co. Structuring Fee Agreement.

h.13	Form of Maxim Group LLC Structuring Fee Agreement.

h.14	Form of Wedbush Securities Inc. Structuring Fee Agreement.

k.3	Schedule A to the Transfer Agency Agreement dated March 6, 2017.

l.3	Consent of Stradley Ronon Stevens & Young, LLP.

l.4	Consent of Morgan, Lewis & Bockius LLP.

n.	Consent of KPMG LLP.

s.	Powers of Attorney.